Exhibit 99.3

UTEK CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On October 10, 2008, UTEK Corporation (“UTEK”) acquired Social Technologies Group, Inc (“STG”). The following unaudited pro forma condensed combined financial statements are based on the historical financial statements of UTEK and STG after giving effect to the common stock issued to finance the acquisition, and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined statement of assets and liabilities as of September 30, 2008 is presented as if our acquisition of STG and the issuance of stock had occurred on September 30, 2008.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2008, and year ended December 31, 2007, are presented as if the STG acquisition and the equity issuance had occurred on January 1, 2007 and were carried forward through each of the aforementioned respective periods.

The preliminary allocation of the purchase price used in the unaudited pro forma condensed combined financial statements is based upon preliminary estimates. These preliminary estimates and assumptions are subject to change as we finalize the valuations of the net tangible assets and intangible assets acquired, in addition to the earnout of the contingency shares through October 2011.

The pro forma condensed combined statements of operations adjustments are based upon available information, the structure of the transactions and certain assumptions that we believe are reasonable under the circumstances. The pro forma condensed combined statements of operations are presented for illustrative purposes only and are not necessarily indicative of the result of operations that would have actually been reported had the acquisition of STG occurred as of January 1, 2007 or January 1, 2008, or what results will be for any future period.

The pro forma condensed combined financial statements should be read in conjunction with the historical combined financial statements and accompanying notes of Social Technologies Group, Inc. and Social Technologies, LLC (herein referred to as “Social Technologies Group, Inc.” or “STG”) included in Exhibit 99.1 and Exhibit 99.2 of this Current Report of Form 8-K/A and the historical consolidated financial statements and accompanying notes of UTEK Corporation included in our annual report on Form 10-K for the fiscal year ended December 31, 2007 and quarterly report on Form 10-Q for the quarter ended September 30, 2008.

UTEK Corporation

Unaudited Pro Forma Condensed Combined Statement of Assets and Liabilities

As of September 30, 2008

	Historical		Pro Forma Adjustment		Pro Forma Results
	UTEK (unaudited)	STG (unaudited)
ASSETS
Investments	$17,633,520	$—			$17,633,520
Cash and cash equivalents	5,588,306	143,336			5,731,642
Accounts receivable, net	3,448,907	603,239			4,052,146
Prepaid expenses and other assets	738,150	—			738,150
Fixed assets, net	493,012	192,900	67,100	(a)	753,012
Goodwill	9,993,865	—	4,923,376	(b)(d)	14,917,241
Intangible assets, net	9,437,828	—	2,200,000	(c)	11,637,828

TOTAL ASSETS	47,333,588	939,475			55,463,539

LIABILITIES
Lines of credit, banks	—	74,000			74,000
Accrued expenses	6,740,553	203,506			6,944,059
Deferred revenue	1,090,154	1,220,746			2,310,900
Long-term debt	—	600,000			600,000
Capital lease obligations	—	115,261			115,261
Deferred tax liability	652,796	—	828,000	(d)	1,480,796

TOTAL LIABILITIES	8,483,503	2,213,513			11,525,016

NET ASSETS	$38,850,085	$(1,274,038)			$43,938,523

Commitments and Contingencies
Composition of net assets:
Preferred stock, $.01 par value, 1,000,000 shares authorized; none issued and outstanding	—				—
Common stock	$103,782	$1,500	3,490	(e)(f)	$108,772
Additional paid-in capital	69,734,893	—	5,083,448	(f)	74,818,341
Accumulated income:
Accumulated net operating income	27,080,725	(1,275,538)	1,275,538	(e)	27,080,725
Net realized loss on investments, net of income taxes	(7,264,775)	—			(7,264,775)
Net unrealized depreciation of investments, net of deferred income taxes	(50,292,449)	—			(50,292,449)
Foreign currency translation adjustment	(512,091)	—			(512,091)

Net assets	$38,850,085	$(1,274,038)			$43,938,523

See Note 3 for explanation of pro forma adjustments.

UTEK Corporation

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2008

	Historical		Pro Forma Adjustment		Pro Forma Results
	UTEK (unaudited)	STG (unaudited)
Income from operations:
Innovation consulting services	$7,719,310	$2,152,631			$9,871,941
Sale of technology rights	4,684,680	—			4,684,680
Subscription and other services	2,995,214	772,420			3,767,634
Investment income, net	254,386	—			254,386

	15,653,590	2,925,051			18,578,641
Expenses:
Direct costs of innovation consulting services	6,885,694	388,533			7,274,227
Acquisition of technology rights	1,780,000	—			1,780,000
Salaries and wages	3,505,608	2,428,735			5,934,343
Professional fees	834,229	71,226			905,455
Sales and marketing	1,836,020	246,640			2,082,660
General and administrative	3,375,794	416,917	183,213	(c)	3,975,924

	18,217,345	3,552,051			21,952,609

Loss before income taxes	(2,563,755)	(627,000)			(3,373,968)
Provision for income tax (benefit) expense	3,853,627	—			3,853,627

Net loss from operations	(6,417,382)	(627,000)			(7,227,595)
Net realized and unrealized gains (losses):
Net realized loss on investments, net of income tax benefit	(3,752,177)	—			(3,752,177)
Net change in unrealized depreciation of investments, net of deferred tax benefit	(10,589,276)	—			(10,589,276)

Net decrease in net assets from operations	$(20,758,835)	$(627,000)			$(21,569,048)

Net decrease in net assets from operations per share:
Basic	$(2.15)				$(2.12)
Diluted	$(2.15)				$(2.12)
Weighted average shares:
Basic	9,653,725				10,152,738
Diluted	9,653,725				10,152,738
Dividend declared per share:	—				—

See Note 3 for explanation of pro forma adjustments.

UTEK Corporation

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2007

	Historical		Pro Forma Adjustment		Pro Forma Results
	UTEK	STG
Income from operations:
Sale of technology rights	$16,372,550	$—			$16,372,550
Consulting and other services	3,343,134	4,207,076			7,550,210
Investment income, net	585,265	—			585,265

	20,300,949	4,207,076			24,508,025

Expenses:
Direct costs of consulting services	—	669,118			669,118
Acquisition of technology rights	3,815,844	—			3,815,844
Salaries and wages	3,518,769	2,621,844			6,140,613
Professional fees	1,358,668	34,773			1,393,441
Sales and marketing	2,035,860	318,470			2,354,330
General and administrative	2,837,909	540,486	244,284	(c)	3,622,679
Goodwill impairment	210,140	—			210,140

	13,777,190	4,184,691			18,206,165

Income before income taxes	6,523,759	22,385			6,301,860
Provision for income tax (benefit) expense	2,747,017	—	(93,437	)(g)	2,653,580

Net income from operations	3,776,742	22,385			3,648,280
Net realized and unrealized gains (losses):
Net realized loss on investments, net of income tax benefit	(1,447,380)	—			(1,447,380)
Net change in unrealized depreciation of investments, net of deferred tax benefit	(10,806,048)				(10,806,048)

Net decrease in net assets from operations	$(8,476,686)	$22,385			$(8,605,148)

Net decrease in net assets from operations per share:
Basic	$(0.94)				$(0.91)
Diluted	$(0.94)				$(0.91)
Weighted average shares:
Basic	8,989,234				9,488,247
Diluted	8,989,234				9,488,247
Dividend declared per share:	—				—

See Note 3 for explanation of pro forma adjustments.

UTEK CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined statement of assets and liabilities as of September 30, 2008, and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2008, and for the year ended December 31, 2007, are based on the historical financial statements of UTEK Corporation and Social Technologies Group, Inc. (“STG”) after giving effect to UTEK’s acquisition of STG on October 10, 2008, the issuance of stock, and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

We account for business combinations pursuant to Financial Accounting Standards Board Statement No. 141, Business Combinations. In accordance with Statement 141, we allocate the purchase price of an acquired company to the net tangible assets and intangible assets acquired based upon their estimated fair values. We have made significant assumptions and estimates in determining the preliminary estimated purchase price and the preliminary allocation of the estimated purchase price in the unaudited pro forma condensed combined financial statements. These preliminary estimates and assumptions are subject to change as we finalize our purchase price assessment and the valuations of the net tangible assets and intangible assets acquired, in addition to the earnout of the contingency shares through October 2011. These changes could result in material variances between our future financial results and the amounts presented in these unaudited condensed combined financial statements, including variances in fair values recorded, as well as expenses and cash flows associated with these items.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of our consolidated results of operations or financial position that would have been reported had the STG acquisition been completed as of the dates presented, and should not be taken as a representation of our future consolidated results of operations or financial position.

The pro forma condensed combined financial statements should be read in conjunction with the historical combined financial statements and accompanying notes of Social Technologies Group, Inc. and Social Technologies, LLC (herein referred to as “Social Technologies Group, Inc.” or “STG”) included in Exhibit 99.1 and Exhibit 99.2 of this Current Report of Form 8-K/A and the historical consolidated financial statements and accompanying notes of UTEK Corporation included in our annual report on Form 10-K for the fiscal year ended December 31, 2007 and quarterly report on Form 10-Q for the quarter ended September 30, 2008.

Accounting Periods Presented

The unaudited pro forma condensed combined statement of assets and liabilities as of September 30, 2008 is presented as if our acquisition of STG and the issuance of stock had occurred on September 30, 2008, and combines the historical balance sheets of UTEK and STG at September 30, 2008.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2008 and the year ended December 31, 2007 give effect to the acquisition of STG under the purchase method of accounting as if it were acquired on January 1, 2007. The unaudited pro forma condensed combined statements of operations combine the historical operating results of STG for the respective periods with the historical operating results of UTEK for the respective periods.

2. ACQUISITION OF SOCIAL TECHNOLOGIES GROUP, INC.

On October 10, 2008, pursuant to a stock exchange agreement the Company purchased 100% of Social Technologies Group, Inc. (“STG”), a company incorporated in Virginia. STG was acquired for potentially 998,027 shares of UTEK unregistered common stock valued at $10.2 million as of such date. The number of shares is based on the average ten-day closing price prior to execution of the stock exchange agreement. Under the terms of the agreement, STG stockholders received one half, or 499,013, of the UTEK shares worth $5.1 million at closing. Transfer of the 499,013 UTEK unregistered shares is restricted for at least 12 months following the close of the transaction. The remaining UTEK shares are held in escrow, to be released in three installments, 12, 24 and 36 months after closing. Delivery of the escrowed shares to STG is dependent on the achievement of specific revenue targets for the three years following the closing. If such targets are not met, a portion of the escrowed shares will be returned to UTEK. The cost of these contingent shares will be accounted for separately from the purchase price when and if the shares are earned.

Social Technologies Group, Inc. was organized under the laws of Delaware and is based in Washington D.C. STG is a global research and consulting firm specializing in the integration of foresight, strategy, and innovation and also designs, develops, markets and supports proprietary software products.

The estimated purchase price of and purchase price allocation for STG, as presented below, represents our best estimates.

Preliminary Purchase Price

STG was acquired for potentially 998,027 shares of UTEK unregistered common stock valued at $10.2 million as of such date. Under the terms of the acquisition agreement, STG stockholders were entitled to 499,013 shares of UTEK unregistered common stock valued at approximately $5.1 as of the acquisition date. In addition, STG stockholders are eligible to receive an additional 499,014 shares of UTEK unregistered common stock, which are being held in escrow, pursuant to meeting specific revenue targets for the three years following the closing (“contingency shares”). When the contingency is resolved and the consideration is issued or becomes issuable, the related cost will be recognized as an additional cost of the acquisition.

Preliminary Purchase Price Allocation

Pursuant to our business combinations accounting policy, the total purchase price for STG was allocated to the net tangible assets and intangible assets acquired based upon their estimated fair values as of October 10, 2008, as set forth below. The excess of the purchase price over the net tangible assets and intangible assets acquired resulted in goodwill. The preliminary allocation of the purchase price was based upon the preliminary purchase price, which is subject to change based on the potential earnout of the contingency shares through October 2011. Our preliminary purchase price allocation as of October 10, 2008 is as follows:

Cash	$65,887
Accounts receivable	603,239
Other tangible assets	262,963
Intangible assets	2,200,000
Goodwill	4,939,470
Accounts payable and other liabilities	(219,625)
Deferred revenue	(1,220,746)
Long-term debt	(600,000)
Capital lease obligations	(114,750)
Deferred tax liability	(828,000)

Total preliminary purchase price allocation	$5,088,438

Intangible Assets

The following table sets forth the preliminary components of intangible assets associated with the STG acquisition:

	Preliminary Fair Value	Useful Life
Trade names/domain names/websites	$720,000	Indefinite
Proprietary software/processes/know-how	960,000	6 years
Non-compete agreements	70,000	3.5 years
Customer list	450,000	7 years

Total intangible assets	$2,200,000

3. PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS

The following pro forma adjustments are included in our unaudited pro forma condensed combined financial statements:

(a)	To adjust fixed assets to reflect current replacement cost.

(b)	To record goodwill for the excess of cost over the fair value of acquired net assets.

(c) To record the preliminary fair values of STG intangible assets acquired and the associated amortization expense.

	Preliminary Fair Value	Nine Month Amortization	Annual Amortization	Estimated Useful Life
Trade names/domain names/websites	$720,000	$—	$—	Indefinite
Proprietary software/processes/know-how	960,000	119,997	159,996	6 years
Non-compete agreements	70,000	15,003	20,004	3.5 years
Customer list	450,000	48,213	64,284	7 years

Totals	$2,200,000	$183,213	$244,284

(d) To record deferred tax liability resulting from the acquisition.

(e) To eliminate STG’s historical stockholders’ equity as follows:

Common stock, no par value	$(1,500)
Accumulated deficit	1,275,538

Total STG stockholders’ equity	$1,274,038

(f) To record the issuance of 499,013 shares of UTEK common stock valued at $5,088,438 in connection with the acquisition.

Common stock, $.001 par value	$4,990
Additional paid-in capital	5,083,448

Total value	$5,088,438

(g) To adjust the provision for income tax expense to UTEK’s effective tax rate for the period.

3. PRO FORMA EARNINGS PER SHARE

The pro forma basic and diluted earnings per share amounts presented in our unaudited pro forma condensed combined statements of operations are based upon the weighted average number of our common shares outstanding and are adjusted for the common stock issued in connection with the acquisition.

	Weighted Average Common Shares Outstanding
	Nine Months Ended Sept 30, 2008	Year Ended Dec 31, 2007
Basic and Diluted weighted average common shares outstanding, as reported	9,653,725	8,989,234
Effect of common stock issued in acquisition	499,013	499,013

Basic and Diluted weighted average common shares outstanding, pro forma	10,152,738	9,488,247